Kaltura Board Rejects K1 and Panopto’s Unsolicited Acquisition Proposal

Determines Proposal Significantly Undervalues Kaltura and is Not in the Best Interest of Shareholders

NEW YORK, September 2, 2022 -- Kaltura Inc. (NASDAQ: KLTR) today announced that its Board of Directors (the “Board”), after a careful and thorough review conducted in consultation with its independent financial and legal advisors, has unanimously determined that the previously disclosed non-binding, unsolicited proposal received from Panopto, Inc., a private company owned by K1 Investment Management, LLC, in which Panopto would acquire all of the Company’s outstanding common stock of Kaltura at a purchase price of $3.00 per share in cash, significantly undervalues Kaltura and therefore is not in the best interests of shareholders.

In connection with the proposal, the Board issued the following statement:

“Kaltura’s Board of Directors is open to all opportunities to maximize shareholder value and is fully committed to acting in the best interests of Kaltura and our shareholders. After careful review and consideration, we concluded that the K1 and Panopto proposal significantly undervalues Kaltura and does not recognize the strength of our business today, nor our compelling future prospects, and as such is not in the best interest of our shareholders.”

“We believe strongly in our strategy and our ability to generate substantial long-term value for shareholders, as well as in our outlook for returning to profitable growth, and have recently taken cost-reduction and re-organization measures to accelerate it.”

About Kaltura

Kaltura’s mission is to power any video experience for any organization. Our Video Experience Cloud offers live, real-time, and on-demand video products for enterprises of all industries, as well as specialized industry solutions, currently for educational institutions and for media and telecom companies. Underlying our products and solutions is a broad set of Media Services that are also used by other cloud platforms and companies to power video experiences and workflows for their own products. Kaltura’s Video Experience Cloud is used by leading brands reaching millions of users, at home, at school and at work, for communication, collaboration, training, marketing, sales, customer care, teaching, learning, virtual events, and entertainment experiences.

Investor Contacts:
Kaltura
Yaron Garmazi
Chief Financial Officer
IR@Kaltura.com

Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@Kaltura.com

Media Contacts:
Kaltura
Lisa Bennett
pr.team@kaltura.com

Headline Media
Raanan Loew
raanan@headline.media
+1 347 897 9276

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding the public announcement made by Panopto, Inc. regarding a proposed business combination transaction.

In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, our ability to manage and sustain our rapid growth; our ability to achieve and maintain profitability; the evolution of the markets for our offerings; the quarterly fluctuation in our results of operations; our ability to retain our customers; our ability to keep pace with technological and competitive developments; our ability to maintain the interoperability of our offerings across devices, operating systems and third-party applications; our reliance on third parties; our ability to retain our key personnel; risks related to our international operations; and the other risks under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at investors.kaltura.com.